PIMCO Funds

Supplement Dated July 17, 2008 to the

RealRetirement™ Funds Institutional and Administrative Class Prospectus,

RealRetirement™ Funds Class A Prospectus, and

RealRetirement™ Funds Class D Prospectus, each dated March 27, 2008,

and the RealRetirement™ Funds Class P Prospectus, dated April 30, 2008

Disclosure Related to all Funds (each a “Fund”)

Effective immediately, Vineer Bhansali is the portfolio manager of each Fund.

Therefore, effective immediately, the section of the table in the “Management of the Funds – Individual Portfolio Manager” section of the Prospectus providing information with respect to the management of each Fund is deleted, and is replaced by the following:

Portfolio Manager	Since	Recent Professional Experience
Vineer Bhansali	7/08	Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO’s portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated July 17, 2008 to the

Statement of Additional Information,

dated April 30, 2008

Disclosure Related to the RealRetirement™ Funds (the “Funds”)

Effective immediately, Vineer Bhansali is the portfolio manager of the Funds.

Therefore, effective immediately, the section of the table on page 64, including footnote 2 thereto, in the subsection titled “Portfolio Managers-Other Accounts Managed,” providing information with respect to management of other accounts by the portfolio manager of the Funds is deleted, and is replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Bhansali[2]
Registered Investment Companies	0	0	0	N/A
Other Pooled Investment Vehicles	9	$1,195	0	N/A
Other Accounts	5	$1,098	0	N/A

[2]

As of July 17, 2008, Dr. Bhansali manages the following Funds (each Fund’s approximate total assets under management, as of June 30, 2008, is in parenthesis next to its name): RealRetirement™ 2010 Fund ($3.1 million), RealRetirement™ 2020 Fund ($3.1 million), RealRetirement™ 2030 Fund ($3.1 million), RealRetirement™ 2040 Fund ($3.2 million) and RealRetirement™ 2050 Fund ($3.2 million). Information pertaining to registered investment companies, other pooled investment vehicles and other accounts managed by Dr. Bhansali is as of June 30, 2008.

In addition, in the paragraph immediately preceding the above table, the following sentence is added to the end of the paragraph to clarify that the information relating to Dr. Bhansali is as of June 30, 2008:

Information pertaining to accounts managed by Dr. Bhansali is as of June 30, 2008.

Further, effective immediately, the section of the table on page 69 in the subsection titled “Portfolio Managers-Securities Ownership,” providing information with respect to ownership of portfolio securities by the portfolio manager of the Funds is deleted, and is replaced by the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Bhansali[1]	RealRetirement™ 2010	None
	RealRetirement™ 2020	None
	RealRetirement™ 2030	None
	RealRetirement™ 2040	None
	RealRetirement™ 2050	None

[1]

As of July 17, 2008, Dr. Bhansali manages the RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds. As of May 31, 2008, to the best of the Trust’s knowledge, Dr. Bhansali did not own any shares in the RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds.

Investors Should Retain This Supplement For Future Reference